UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2013

Esperion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46701 Commerce Center Drive Plymouth, MI	48170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 862-4840

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2013, Louis G. Lange, M.D., Ph.D., a member of the board of directors (the “Board”) of Esperion Therapeutics, Inc. (the “Company”), informed the Company of his intention to resign from the Board effective as of the date of the Company’s 2014 Annual Meeting of Stockholders. Dr. Lange will continue to serve as a director until such date. Dr. Lange’s decision is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2013	Esperion Therapeutics, Inc.

	By:	/s/Tim M. Mayleben
Tim M. Mayleben
President and Chief Executive Officer